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Exhibit 99.7

Libra Securities, LLC
11766 Wilshire Blvd., Suite 870
Los Angeles, CA 90025

YouthStream Media Networks, Inc.
Network Event Theater, Inc.
244 Madison Avenue
PMB #358
New York, NY 10016
Attn: Mr. Harlan Peltz, Chairman

Ladies and Gentlemen:

        This letter will confirm that the agreement between us dated May 9, 2002 is terminated and all rights and obligations thereunder are discharged (other than YouthStream Media Networks, Inc.'s and Network Event Theater, Inc.'s obligations under Section 5 Indemnification, and Exhibit A thereof).

Very truly yours, LIBRA SECURITIES, LLC
	By:	/s/ Jess M. Ravich, Chief Executive Officer
Accepted and Agreed: YOUTHSTREAM MEDIA NETWORKS, INC.
By: /s/ Title: Chairman
NETWORK EVENT THEATER, INC.
By: /s/ Title: Director

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  Exhibit 99.7
Libra Securities, LLC Letter